                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)      MAY 21, 1998
                                                             ------------

                                 FIRST USA BANK
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             (Exact name of registrant as specified in its charter)

             (ORIGINATOR OF THE FIRST USA CREDIT CARD MASTER TRUST)



          DELAWARE                   333-24227               76-0039224
          --------                ----------------           ----------
(State or other jurisdiction  (Commission File Number)     (IRS Employer
     of incorporation or                              Identification Number)
       organization)


201 NORTH WALNUT STREET, WILMINGTON, DELAWARE                 19801
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(Address of principal executive offices)                    (Zip Code)


                302/594-4117
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Registrant's telephone number, including area code


                                      N/A
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(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

     On May 21, 1998, First USA Bank (the "Bank"), a wholly owned subsidiary of First USA Financial, Inc., which is a wholly owned subsidiary of Banc One Corporation, completed the securitization of approximately $1,540,966,000 of credit card receivables. The securitization consists of First USA Credit Card Master Trust Series 1998-1 and 1998-2.

     Series 1998-1 consists of $700,000,000 Class A Floating Rate Asset Backed Certificates, and $63,253,000 Class B Floating Rate Asset Backed Certificates, each of which has an average life of approximately five years. Series 1998-1 also consists of $80,121,000 Excess Collateral, which will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of certificateholders.

     Series 1998-2 consists of $579,000,000 Class A Floating Rate Asset Backed Certificates, and $52,320,000 Class B Floating Rate Asset Backed Certificates, each of which has an average life of approximately ten years. Series 1998-2 also consists of $66,272,000 Excess Collateral, which will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of certificateholders.

     First USA Bank services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits

   1.1 Underwriting Agreement of First USA Credit Card Master Trust, Series 1998-1 dated as of May 13, 1998, between First USA Bank and Salomon Brothers Inc., as Representative of the Underwriters set forth herein.

  99.1 Series 1998-1 Supplement, dated as of May 21, 1998, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee.

  99.2 Series 1998-2 Supplement, dated as of May 21, 1998, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FIRST USA BANK
                                       As Servicer



                                       By:/s/Tracie H. Klein
                                          -------------------------------------
                                             Tracie H. Klein
                                             Vice President



Date:  June 8, 1998
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

                                 EXHIBIT INDEX

Exhibit
No.                                           Description                                Page No.
--------            ---------------------------------------------------------------  -----------------
   1.1              Underwriting Agreement of First USA Credit Card Master Trust,
                    Series 1998-1, dated as of May 13, 1998, between First USA
                    Bank and Salomon Brothers Inc., as Representative of the
                    Underwriters set forth therein.

  99.1              Series 1998-1 Supplement, dated as of May 21, 1998, to the
                    Pooling and Servicing Agreement, dated as of September 1,
                    1992, between First USA Bank, as Transferor and Servicer, and
                    The Bank of New York (Delaware), as Trustee.

  99.2              Series 1998-2 Supplement, dated as of May 21, 1998, to the
                    Pooling and Servicing Agreement, dated as of September 1,
                    1992, between First USA Bank, as Transferor and Srvicer, and
                    The Bank of New York (Delaware), as Trustee.